                                                                   EXHIBIT 10.5



                              REVOLVING CREDIT NOTE

$15,000,000                                                Princeton, New Jersey
                                                                  April 24, 1998

      FOR VALUE RECEIVED, the undersigned, PARTY CITY CORPORATION, a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Bank") the lesser of (i) the principal sum of Fifteen Million Dollars (U.S. $15,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Credit Agreement dated as of even date herewith between the Borrower, each of the Guarantors, the Banks and the Agent (the "Credit Agreement"), whichever is less, payable on the Expiration Date.

      All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

      The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1.1 of, or as otherwise provided in, the Credit Agreement. Interest on Revolving Credit Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of this Note. Interest on Revolving Credit Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Revolving Credit Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under
Section 4.5 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Revolving Credit Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

      Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Note at a rate per annum calculated pursuant to Section 3.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

      Subject to the provisions of Section 10.4 of the Credit Agreement, if any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

      Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at One PNC Plaza, Fifth Avenue & Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of America in immediately available funds.

      This Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

      Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

      This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" the "Bank" shall be deemed to apply to the Borrower, and the Bank, respectively, and their respective successors and assigns.

      This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without giving effect to its conflicts of law principles.

      IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                PARTY CITY CORPORATION

By:_____________________________       By:______________________________________
Name:___________________________       Name:____________________________________
Title:__________________________       Title:___________________________________

[SEAL]

                              REVOLVING CREDIT NOTE

$15,000,000                                                Princeton, New Jersey
                                                                  April 24, 1998

      FOR VALUE RECEIVED, the undersigned, PARTY CITY CORPORATION, a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK ("Bank") the lesser of (i) the principal sum of Fifteen Million Dollars (U.S. $15,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Credit Agreement dated as of even date herewith between the Borrower, each of the Guarantors, the Banks and the Agent (the "Credit Agreement"), whichever is less, payable on the Expiration Date.

      All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

      The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1.1 of, or as otherwise provided in, the Credit Agreement. Interest on Revolving Credit Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of this Note. Interest on Revolving Credit Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Revolving Credit Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under
Section 4.5 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Revolving Credit Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

      Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Note at a rate per annum calculated pursuant to Section 3.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

      Subject to the provisions of Section 10.4 of the Credit Agreement, if any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

      Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at One PNC Plaza, Fifth Avenue & Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of America in immediately available funds.

      This Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

      Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

      This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" the "Bank" shall be deemed to apply to the Borrower, and the Bank, respectively, and their respective successors and assigns.

      This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without giving effect to its conflicts of law principles.

      IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                PARTY CITY CORPORATION

By:_____________________________       By:______________________________________
Name:___________________________       Name:____________________________________
Title:__________________________       Title:___________________________________

[SEAL]

                              REVOLVING CREDIT NOTE

$10,000,000                                                Princeton, New Jersey
                                                                  April 24, 1998

      FOR VALUE RECEIVED, the undersigned, PARTY CITY CORPORATION, a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the order of LASALLE NATIONAL BANK ("Bank") the lesser of (i) the principal sum of Ten Million Dollars (U.S. $10,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Credit Agreement dated as of even date herewith between the Borrower, each of the Guarantors, the Banks and the Agent (the "Credit Agreement"), whichever is less, payable on the Expiration Date.

      All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

      The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1.1 of, or as otherwise provided in, the Credit Agreement. Interest on Revolving Credit Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of this Note. Interest on Revolving Credit Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Revolving Credit Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under
Section 4.5 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Revolving Credit Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

      Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Note at a rate per annum calculated pursuant to Section 3.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

      Subject to the provisions of Section 10.4 of the Credit Agreement, if any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

      Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at One PNC Plaza, Fifth Avenue & Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of America in immediately available funds.

      This Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

         Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

         This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" the "Bank" shall be deemed to apply to the Borrower, and the Bank, respectively, and their respective successors and assigns.

         This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without giving effect to its conflicts of law principles.

         IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                PARTY CITY CORPORATION

By:_____________________________       By:______________________________________
Name:___________________________       Name:____________________________________
Title:__________________________       Title:___________________________________

[SEAL]

                              REVOLVING CREDIT NOTE

$10,000,000                                                Princeton, New Jersey
                                                                  April 24, 1998

      FOR VALUE RECEIVED, the undersigned, PARTY CITY CORPORATION, a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the order of NATIONAL CITY BANK OF PENNSYLVANIA ("Bank") the lesser of (i) the principal sum of Ten Million Dollars (U.S. $10,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Credit Agreement dated as of even date herewith between the Borrower, each of the Guarantors, the Banks and the Agent (the "Credit Agreement"), whichever is less, payable on the Expiration Date.

      All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

      The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1.1 of, or as otherwise provided in, the Credit Agreement. Interest on Revolving Credit Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of this Note. Interest on Revolving Credit Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Revolving Credit Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under
Section 4.5 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Revolving Credit Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

      Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Note at a rate per annum calculated pursuant to Section 3.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

      Subject to the provisions of Section 10.4 of the Credit Agreement, if any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

      Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at One PNC Plaza, Fifth Avenue & Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of America in immediately available funds.

      This Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

      Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

      This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" the "Bank" shall be deemed to apply to the Borrower, and the Bank, respectively, and their respective successors and assigns.

      This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without giving effect to its conflicts of law principles.

      IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                PARTY CITY CORPORATION

By:_____________________________       By:______________________________________
Name:___________________________       Name:____________________________________
Title:__________________________       Title:___________________________________

[SEAL]


                                      -2-